Advance to Suppliers, Net	12 Months Ended
Dec. 31, 2021
Advance To Suppliers Net Major Suppliers [Abstract]
Advance to suppliers, net

Note 6 – Advance to suppliers, net

The Company makes periodic advances to its suppliers, including its related party, Jiangsu Longrich Group Co., Ltd and its subsidiaries (“Longrich Group”), controlled by the Chairman and CEO of the Company, for product purchases in the normal course of business. Advances to suppliers consisted of the following:

	December 31, 2021	December 31, 2020
Advances for products purchasing from third parties	$5,565,247	$2,125,548
Advances for products purchasing from Longrich Group	-	583,387
Subtotal	5,565,247	2,708,935
Less: allowance for doubtful accounts	(353,705)	-
Total	$5,211,542	$2,708,935

Approximately 49% of the advance to suppliers balance as of December 31, 2021 have been subsequently utilized by March 31, 2022. The remaining balance is expected to be collected or utilized by the end of June 2022.